Exhibit 10.1

March 14, 2023

Orion Group Holdings, Inc. and its Subsidiaries
12000 Aerospace, Suite 300
Houston, Texas 77034
Attention: Peter R. Buchler

Re: Consent Letter

Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of August 5, 2015, by and among Orion Group Holdings, Inc. (formerly known as Orion Marine Group, Inc.) (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, the several banks and other financial institutions from time to time party thereto and Regions Bank, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 27, 2016, that Second Amendment to Credit Agreement, dated as of July 28, 2017, that certain Third Amendment to Credit Agreement, dated as of November 7, 2017, that certain Fourth Amendment to Credit Agreement, dated as of July 31, 2018, that certain Fifth Amendment to Credit Agreement, dated as of March 21, 2019, that certain Sixth Amendment to Credit Agreement, dated as of May 7, 2019, that certain Seventh Amendment to Credit Agreement, dated as of June 8, 2020, that certain Eighth Amendment to Credit Agreement, dated as of October 9, 2020, that certain Ninth Amendment to Credit Agreement, dated as of March 1, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

At the request of the Credit Parties, the Administrative Agent and the Required Lenders hereby consent to the delivery to the Administrative Agent and the Lenders of a report from Grant Thornton LLP or other independent certified public accountants of recognized national standing selected by the Borrower containing a “going concern” qualification with respect to the consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2022, notwithstanding the requirements of Section 7.1(b) of the Credit Agreement to the contrary; provided, however, that the foregoing consent shall expire and be of no further force and effect if the Borrower has not consummated a refinancing of the Obligations on or before May 1, 2023 (or such later date as agreed upon by the Administrative Agent in writing in its sole discretion).

Except as expressly provided herein, the Credit Agreement and each other Credit Document shall continue in full force and effect, and the consent set forth above is limited solely to the matters stated above and shall not be deemed to be a waiver or amendment of, or a consent to departure from, any other provision of the Credit Agreement. This letter agreement (the “Consent Letter”) is a Credit Document. This Consent Letter shall be governed by, and construed in accordance with the internal laws of the State of New York. This Consent Letter shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. This Consent Letter sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto. This Consent Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts; each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Consent Letter by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

On the date hereof, in consideration of the Required Lenders’ and the Administrative Agent’s agreements contained in this Consent Letter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, on behalf of itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (each Credit Party and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally, and irrevocably releases, remises, and forever discharges the Administrative Agent, the Collateral Agent, each Lender, and each of their respective successors and assigns, and their respective present and former shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives (Administrative Agent, Collateral Agent, Lenders, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages, and any and all other claims, counterclaims, defenses, rights of set off, demands, and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have, or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the date of this Consent Letter for or on account of, in relation to, or in any way in connection with this Consent Letter, the Credit Agreement, any of the other Credit Documents, or any of the transactions hereunder or thereunder.

Each Credit Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

Each Credit Party agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute, and unconditional nature of the release set forth above.

On and after the date hereof, each Credit Party hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by any Credit Party pursuant to this Consent Letter. If any Credit Party violates the foregoing covenant, the Borrower, for itself and its successors and assigns, and its present and former members, managers, shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives, and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

[Signature Pages Follow]

Very truly yours,

REGIONS BANK, as Administrative Agent, Collateral
Agent and a Lender

By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature Page to Consent Letter

NBH BANK,
as a Lender

By:	/s/ Michael S. Phoenix
Name: Michael S. Phoenix
Title: Vice President

Signature Page to Consent Letter

TRUSTMARK NATIONAL BANK,
as a Lender

By:	/s/ Michael Londono
Name: Michael Londono
Title: Senior Vice President

Signature Page to Consent Letter

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking association, as a Lender

By:	/s/ Jim Hennigan
Name: Jim Hennigan
Title: Senior Vice President

Signature Page to Consent Letter

TRUIST BANK, a North Carolina banking corporation, formerly known as Branch Banking and Trust Company, as a Lender

By:	/s/ Ryan K. Michael
Name: Ryan K. Michael
Title: Senior Vice President

Signature Page to Consent Letter

ACKNOWLEDGED:

BORROWER:

ORION GROUP HOLDINGS, INC.,
a Delaware corporation (f/k/a Orion Marine Group, Inc.)

By:	/s/ Gordon S. Thanisch
Name: Gordon S. Thanisch
Title: EVP & Chief Financial Officer

GUARANTORS:

ORION ADMINISTRATIVE SERVICES, INC.,
a Texas corporation

EAST & WEST JONES PLACEMENT AREAS, LLC,
a Texas limited liability company

ORION INDUSTRIAL CONSTRUCTION, LLC,
a Louisiana limited liability company (f/k/a F. Miller Construction, Inc.)

ORION MARINE CONTRACTORS, INC.,
a Delaware corporation

OCLP, LLC,
a Nevada limited liability company

OCGP,LLC,
a Texas limited liability company

ORION CONSTRUCTION, L.P.,
a Texas limited pattnership

ORION MARINE CONSTRUCTION, INC.,
a Florida corporation

By:	/s/ Gordon S. Thanisch
Name: Gordon S. Thanisch
Title: EVP & Chief Financial Officer

Signature Page to Consent Letter

SSL SOUTH, LLC,
a Florida limited liability company

COMMERCIAL CHANNEL AND DOCK COMPANY,
a Texas corporation

INDUSTRIAL CHANNEL AND DOCK COMPANY,
a Texas corporation

KING FISHER MARINE SERVICE, LLC,
a Texas limited liability company

MISENER MARINE CONSTRUCTION, INC.,
a Georgia corporation

T. LAQUAY DREDGING, LLC,
a Texas limited liability company

ORION CONCRETE CONSTRUCTION, LLC,
a Delaware limited liability company

SCHNEIDER E & C COMPANY, INC.,
a Florida corporation

T.A.S. COMMERCIAL CONCRETE CONSTRUCTION, L.L.C.,
a Delaware limited liability company

T.A.S. COMMERCIAL CONCRETE SOLUTIONS, LLC,
a Texas limited liability company

T.A.S. PROCO, LLC,
a Texas limited liability company

By:	/s/ Gordon S. Thanisch
Name: Gordon S. Thanisch
Title: EVP & Chief Financial Officer

Signature Page to Consent Letter

PREFERRED TOOL SERVICES, INC.,
a Texas corporation

ORION MARINE GROUP, LLC,
a Texas limited liability company

TONY BAGLIORE CONCRETE, INC.,
a Texas corporation ( d/b/a T AS Commercial Concrete CTX)

ORION CORPORA TE SERVICES, LLC,
a Texas limited liability company

ORION GOVERNMENT SERVICES, LLC,
a Washington limited liability company

ORION MARINE CONSTRUCTION BAHAMAS, LLC,
a limited liability company organized in the Commonwealth of the Bahamas

By:	/s/ Gordon S. Thanisch
Name: Gordon S. Thanisch
Title: EVP & Chief Financial Officer

Signature Page to Consent Letter